UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2007

K&F Industries Holdings, Inc.	K&F Industries, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

DELAWARE	DELAWARE
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

333-124870	33-29035
(Commission File Number)	(Commission File Number)

20-1844325	34-1614845
(IRS Employer Identification No.)	(IRS Employer Identification No.)

50 Main Street, 4th Floor, White Plains, NY	10606
(Address of Principal Executive Offices)	(Zip Code)

(914) 448-2700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

On May 3, 2007, K&F Industries Holdings, Inc., a Delaware corporation (the “Company”) issued a press release announcing that its stockholders voted to approve and adopt the merger agreement with Meggitt-USA, Inc., a Delaware corporation and the wholly-owned United States subsidiary of Meggitt PLC, a UK public company, at the Company’s Special Meeting of Stockholders held May 3, 2007.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The information in this Item 7.01 and  Exhibit 99.1 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01.   Financial Statements and Exhibits

(d)           Exhibits:

Exhibit 99.1                               Press Release dated May 3, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K&F Industries Holdings, Inc.

Date: May 7, 2007	By:	/s/ Ronald H. Kisner
		Name:	Ronald H. Kisner
		Title:	Executive Vice President,
Secretary and General Counsel

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K&F Industries, Inc.

Date: May 7, 2007	By:	/s/ Ronald H. Kisner
		Name:	Ronald H. Kisner
		Title:,	Executive Vice President
Secretary and General Counsel